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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 5, 1998 (March 4, 1998)



                                  CIBER, INC.
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            (Exact name of registrant as specified in its charter)



           Delaware                    0-23488                 38-2046833
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



     5251 DTC Parkway, Suite 1400, Englewood, Colorado            80111
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        (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code:  (303) 220-0100
                                                              --------------
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                                    CIBER, Inc.
                      Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On March 4, 1998, CIBER, Inc. announced that it will split its common stock 2 for 1. The stock split will be based on a record date of March 18, 1998 and have a payable date of March 31, 1998.


ITEM 7 (c). EXHIBITS.

1. News Release dated March 4, 1998.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CIBER, INC.



Date:  March 5, 1998                  By:  /s/ Christopher L. Loffredo
                                           ----------------------------------
                                           Christopher L. Loffredo
                                           V.P./Chief Accounting Officer